TAX EXEMPT SECURITIES TRUST, CALIFORNIA TRUST 227 (INSURED) AND 228 (INSURED);
  TAX EXEMPT SECURITIES TRUST, MARYLAND TRUST 148; TAX EXEMPT SECURITIES TRUST, NATIONAL TRUST 439 (INSURED), 440, 441 (INSURED), 442, 443 AND 444 (INSURED);
           AND TAX EXEMPT SECURITIES TRUST, NEW YORK TRUST 266 AND 267


                          SUPPLEMENT TO THE PROSPECTUS

     Citigroup Global Markets Inc. resigned as sponsor of each trust set forth above and Advisors Asset Management, Inc. ("AAM") was appointed as successor sponsor for these trusts.

     AAM specializes in providing trading and support services to broker-dealers, registered representatives, investment advisers and other financial professionals. AAM headquarters are located at 18925 Base Camp Road, Monument, Colorado 80132 and the unit investment trust division can be contacted at 8100 East 22nd Street North, Suite 900B, Wichita, Kansas 67226-2309, telephone (877) 858-1773. AAM is a registered broker-dealer and investment adviser and a member of the Financial Industry Regulatory Authority, Inc. (FINRA) and Securities Investor Protection Corporation (SIPC) and a registrant of the Municipal Securities Rulemaking Board (MSRB).

     Standard & Poor's Securities Evaluations, Inc. resigned as evaluator of each trust set forth above and AAM was appointed as evaluator of the trusts. In all instances, references to Standard & Poor's Securities Evaluations, Inc. as evaluator are hereby deleted and replaced with Advisors Asset Management, Inc. as evaluator.

     Supplement Dated:  July 2, 2008








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